UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Elite Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	32-0415962
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

4760 Preston Rd. #244-114. Frisco, TX	75034
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: n/a

Title of each class to be so registered:	Name of each exchange on which each class is to be registered:
None	Not applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable):

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock

(Title of class)

INFORATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrants Securities to be Registered.

The description of Registrant’s Securities to be Registered can be found in the Form S-1/A, filed on September 22, 2014 and incorporated herein by reference.

Item 2. Exhibits.

List below all exhibits filed as a part of the registration statement: N/A

SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Elite Group, Inc.
Registrant

March 8, 2017	/s/ Terrance Tecco
Date	Terrance A Tecco, Chief Executive Officer

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